abrdn Funds

(the “Trust”)

abrdn International Small Cap Fund

(the “Fund”)

Supplement dated July 1, 2025 to the Fund’s Summary Prospectus dated February 28, 2025,

as supplemented to date

Effective immediately, the Fund’s principal investment strategies and principal investment risks are revised to reflect that the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).

Therefore, effective immediately, the following disclosure replaces the fourth paragraph in the section entitled “Summary—abrdn International Small Cap Fund—Principal Strategies” beginning on page 2 of the Fund’s Summary Prospectus:

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by other means. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to the United Kingdom and Japan.

Effective immediately, the following disclosure is added after the “ESG Integration Risk” paragraph in the section entitled “Summary—abrdn International Small Cap Fund—Principal Risks” beginning on page 3 of the Fund’s Summary Prospectus:

Exchange-Traded Fund Risk –  To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.

Please retain this Supplement for future reference.